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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 14, 2000 included in Greka Energy Corporation's Form 10-K/A for the year ended December 31, 1999 and to all references to our firm included in this registration statement.

                                       ARTHUR ANDERSEN LLP

New York, New York
October 6, 2000